Property and Equipment	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Property and Equipment

Note 5 – Property and Equipment

As of December 31, 2018 and 2017, property and equipment consist of the following:

	December 31,
	2018	2017
Lab equipment	$94,905	$120,861
Furniture and fixtures	93,417	93,417
Computer software and equipment	26,830	14,409
Leasehold improvements	158,092	158,092
	373,244	386,779
Less: accumulated depreciation	(347,091)	(362,936)
Property and equipment, net	$26,153	$23,843

During the year ended December 31, 2017, the Company wrote off $25,956 of fully depreciated lab equipment that was no longer in use. Depreciation and amortization expense amounted to $10,112 and $15,905 for the years ended December 31, 2018 and 2017, respectively. Depreciation and amortization expense is reflected in general and administrative expenses in the accompanying statements of operations.